Exhibit 10.12

[Standard Form of Stock Option Agreement]

LINCOLN EDUCATIONAL SERVICES CORPORATION
2005 LONG-TERM INCENTIVE PLAN

STOCK OPTION AGREEMENT

Lincoln Educational Services Corporation (the “Company”) hereby grants you, _______________________  (the “Optionee”), an option (the “Option”) under the Company’s 2005 Long-Term Incentive Plan (the “Plan”) to purchase Ordinary Shares (“Shares”) of the Company.  Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Date of Grant
Exercise Price per Share	$______________
Number of Optioned Shares	_______________
Type of Option:	___Incentive Stock Option (ISO) (to the extent permitted by applicable laws)
___Nonstatutory Stock Option (NSO)
Expiration Date:	10 years from the Date of Grant

Vesting Schedule

The Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

The Option shares shall vest on [ ____ ], subject to your continuing to be an employee or consultant (a “Service Provider”) through these dates.

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*

Termination of Service, other than for Cause (except as provided below)	30 days
Termination of Service for Cause	Immediately
Termination of Service due to Disability	6 months
Termination of Service due to death	6 months
Resignation	Immediately

*However, in no event may the Option be exercised after the Expiration Date.  It is your responsibility to exercise the Option, if you so desire, before it expires or terminates.

Your signature below indicates your agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan.  Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option.

This Option Agreement does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

LINCOLN EDUCATIONAL SERVICES CORPORATION	OPTIONEE

[Title]	Signed

Date	Date

EXHIBIT A

OPTION RULES

1.             Grant of Option.  The Committee hereby grants to the Optionee under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Optionee acknowledges having received.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000.  If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option.

2.             Definitions. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan.  In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

“Cause” shall mean (unless otherwise defined in an agreement between the Service Provider and the Company or any of its subsidiaries, in which case the term “Cause” as used herein with respect to such Service Provider shall have the meaning ascribed to it therein), (i) the Service Provider’s willful failure to perform the duties of his or her employment or consultancy in any material respect, (ii) malfeasance or gross negligence in the performance of a Service Provider’s duties of employment or consultancy, (iii) the Service Provider’s conviction of a felony under the laws of the United States or any state thereof (whether or not in connection with his or her employment or consultancy), (iv) the Service Provider’s intentional or reckless disclosure of trade secrets or confidential or proprietary information respecting the Company’s or any of its subsidiaries’ business to any individual or entity which is not in the performance of the duties of his or her employment or consultancy, (v) the Service Provider’s commission of an act or acts of sexual harassment that would normally constitute grounds for termination, or (vi) any other act or omission by the Service Provider (other than an act or omission resulting from the exercise by the Service Provider of good faith business judgment), which is materially injurious to the financial condition or business reputation of the Company or any of its affiliates; provided, however, that in the case of (i) and (ii) above, a Service Provider shall not be deemed to have been terminated for cause unless he has received written notice of the alleged basis therefor from the Company, and fails to remedy the matter within thirty (30) days after he has received such notice, except that no such “cure opportunity” shall be required in the case of two separate episodes giving the Company, the right to terminate for cause for such reason occurring within any 12-month period.

3.             Exercise of Option.

(a)           Right to Exercise.  The Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan.  Notwithstanding the foregoing, the Option shall not be exercised for a fraction of a Share.

(b)           Method of Exercise.  The Option shall be exercisable to the extent then vested by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be signed by the Optionee (or by the Optionee’s beneficiary or other person entitled to exercise the Option in the event of the Optionee’s death under the Plan) and shall be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised.  The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Committee in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c)           Issuance of Shares.  After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).  The Company shall cause the certificate or certificates to be deposited with the Company’s designated stock option provider for the account of the Optionee.

4.           Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Optionee:

(a)           cash or check;

(b)           at the discretion of the Committee and if the Shares are publicly traded, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)           at the discretion of the Committee, surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Committee.

5.           Non-Transferability of Option.  The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of the Plan and the Option Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Optionee.

6.           Term of Option.  The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

7.           Tax Obligations.

(a)           Withholding Taxes.  The Optionee shall make appropriate arrangements with the Company (or Subsidiary employing or retaining the Optionee) for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise.  The Optionee hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b)           Notice of Disqualifying Disposition of Shares.  If the Option granted to the Optionee herein is designated as an Incentive Stock Option, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  The Optionee hereby acknowledges and agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee in connection with the exercise of the Option.

8.             Adjustment of Shares.  In the event of any transaction described in Section 13(b) of the Plan, the terms of the Option (including, without limitation, the number and kind of the Optioned Shares and the Exercise Price) may be adjusted as set forth in Section 13(b) of the Plan.  This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

9.             Legality of Initial Issuance.  No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”) or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other applicable laws have been satisfied.

10.           Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other applicable laws.

11.           General Provisions.

(a)           Notice.  Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(b)           Successors and Assigns.  Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c)           No Assignment.  Except as otherwise provided in this Option Agreement, the Optionee shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.  The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d)           Severability.  The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e)           Administration.  Any determination by the Committee in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Optionee, the Company, and all other persons.

(f)           Headings.  The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g)           Counterparts.  This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)           Entire Option Agreement; Governing Law.  The provisions of the Plan are incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.  This Option Agreement is governed by the laws of the State of New York applicable to contracts executed in and to be performed in that State.

12.           No Guarantee of Continued Service.  THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).  THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

o O o

EXHIBIT B

LINCOLN EDUCATIONAL SERVICES CORPORATION
2005 LONG-TERM INCENTIVE PLAN
EXERCISE NOTICE

Lincoln Educational Services Corporation
200 Executive Drive, Suite 340
West Orange, New Jersey 07052

Attention:  Secretary

1.           Exercise of Option.  Effective as of today, _____________, _____, the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase _________ Ordinary Shares (the “Shares”) of Lincoln Educational Services Corporation (the “Company”), under and pursuant to the 2005 Long-Term Incentive Plan (the “Plan”) and the Share Option Agreement dated ____________, ____ (the “Option Agreement”).  Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2.           Delivery of Payment.  The Optionee herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Optionee is exercising the Option, and any and all withholding taxes due in connection with the exercise of the Option.

3.           Representations of the Optionee.  The Optionee hereby acknowledges that the Optionee has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4.           Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.           Tax Consultation.  The Optionee hereby acknowledges that he or she understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares.  The Optionee hereby represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

6.           Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee shall be final and binding on all parties.

7.           Governing Law; Severability.  This Exercise Notice is governed by the laws of the State of New York applicable to contracts executed in and to be performed in that State.

8.           Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

OPTIONEE	LINCOLN EDUCATIONAL SERVICES CORPORATION

Signature	By

Print Name	Title

Address:

Date Received